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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     August 14, 2000



                                 REVCARE, INC.
            (Exact name of registrant as specified in its charter)


       Nevada                   0-17192           84-1061382
     (State or other            (Commission       (I.R.S. Employer
       jurisdiction             File Number)      Identification No.)
     of incorporation)



               5400 Orange Avenue, Suite 200, Cypress, CA  90630
              (Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code:         (714) 995-0627

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Item 5.        Acquisition or Disposition of Assets.

       On May 30, 2000, RevCare, Inc., a Nevada corporation formerly known as Cypress Financial Services, Inc. (the "Company"), entered into agreements to purchase (the "Acquisition") (i) all of the outstanding stock of Orange County Professional Services, Inc., a California corporation ("CPS"), from Russell and Suzette Mohrmann and Robert and Barbara Perez and (ii) substantially all of the assets, and assume certain liabilities, of Insource Medical Solutions, LLC, a California limited liability company ("Insource"), RBA Rem-Care, Inc., a California corporation ("RBA"), and Hospital Employee Labor Pool ("HELP"), a California corporation, which companies are accounts receivable management services or staffing outsourcing businesses.

       The Company consummated the Acquisition on August 14, 2000. The aggregate purchase price for the Acquisition was $10,500,000, of which $4,200,000 was paid in the form of convertible promissory notes. The promissory notes bear interest at the rate of eight percent (8%) per annum and are secured by the capital stock of CPS and all of the assets of Insource, RBA, HELP and CPS, including CPS's wholly-owned subsidiary, Impact Seminars & Consulting, Inc., a Hawaii corporation. The promissory notes are convertible into shares of common stock of the Company at a conversion price of $0.735 per share. The consideration paid for the Acquisition was determined by negotiation between the Company, on the one hand, and CPS, Insource, RBA, HELP and their respective shareholders and members, on the other hand.

       The Acquisition will be accounted for using the purchase method of accounting. The source of proceeds for the cash portion of the Acquisition consideration is the Company's cash on hand.

       Upon the effectiveness of the Acquisition, Russell Mohrmann remained as the president of CPS, Robert Perez remained as CPS's Secretary and Manuel Occiano, chief executive officer of the Company, became chief executive officer and chief financial officer of CPS. George L. McCabe, Jr. and Manuel Occiano joined Russell Mohrmann as directors of CPS. Russell Mohrmann and Robert Perez, in connection with the Acquisition, have signed employment agreements with CPS and the Company.

       The foregoing description of the transactions involving the Company, on the one hand, and CPS, Insource, RBA, HELP and their respective shareholders and members, on the other hand, in respect of the Acquisition and the various agreements entered into in connection therewith is qualified in its entirety by reference to the purchase agreements, copies of which are filed as exhibits to this Form 8-K and incorporated herein by this reference.
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Item 7.   Financial Statements and Exhibits.

     A.   Financial Statements of Business Acquired.

     Currently, it is impracticable for the Company to file with this Form 8-K the financial statements of CPS for the periods specified in Rule 3-05(b) of Regulation S-X in connection with the Acquisition. The Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable in compliance with applicable requirements.

     B.   Pro Forma Financial Information.

     Currently, it is impracticable for the Company to file with this Form 8-K the pro forma financial information which is required pursuant to Article 11 of Regulation S-X in connection with the Acquisition. The Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable in compliance with applicable requirements.

     C.   Exhibits

Exhibit   Name of Exhibit
-------   ---------------

2.1 Purchase Agreement by and among the Company, CPS, Impact, RBA, Insource, Russell Mohrmann, Suzette Mohrmann, Robert Perez, Barbara Perez and Maureen Brooks dated May 30, 2000 (incorporated by reference from June 14, 2000 Form 8-K, Exhibit 2.1)
2.2 Asset Purchase Agreement by and among the Company, CPS, HELP, Russell Mohrmann, Suzette Mohrmann and Allen Berman dated May 30, 2000 (incorporated by reference from June 14, 2000 Form 8-K, Exhibit 2.2)
2.3 Definitive Purchase Agreement and Plan of Reorganization dated September 12, 1995 (incorporated by reference from September 12, 1995 Form 8-K,
     Exhibit 7(b)(i) )
4.1 Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada on December 7, 1995 (incorporated by reference from December 20, 1995 Form 8-K, Exhibit 3.1)
4.2 Certificate of Determination re: Series A Preferred Stock (incorporated by reference from December 27, 1996 Form 10-KSB, Exhibit 3.3)
4.3 Certificate of Amendment of Articles of Incorporation as filed with the Secretary of State of Nevada on August 9, 2000
4.4 Investors' Rights Agreement by and among the Company, CPS, RBA, Insource, HELP, Russell Mohrmann, Suzette Mohrmann, Robert Perez and Barbara Perez dated August 14, 2000
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 4.5 Forms of Secured Convertible Promissory Notes issued by the Company dated
     August 14, 2000
10.1 Employment Agreement between CPS and Russell Mohrmann dated August 14, 2000
10.2 Employment Agreement between the Company and Robert Perez dated August 14, 2000
99.1 Press Release dated May 31, 2000 (incorporated by reference from June 14, 2000 Form 8-K)
99.2 Press Release dated August 28, 2000

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REVCARE, INC.


Date:  August 28, 2000        By: /s/ Manuel Occiano
                                  ------------------
                                  Manuel Occiano
                                  Chief Executive Officer




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                                 EXHIBIT INDEX


Exhibit   Name of Exhibit
-------   ---------------

2.1 Purchase Agreement by and among the Company, CPS, Impact, RBA, Insource, Russell Mohrmann, Suzette Mohrmann, Robert Perez, Barbara Perez and Maureen Brooks dated May 30, 2000 (incorporated by reference from June 14, 2000 Form 8-K, Exhibit 2.1)

2.2 Asset Purchase Agreement by and among the Company, CPS, HELP, Russell Mohrmann, Suzette Mohrmann and Allen Berman dated May 30, 2000 (incorporated by reference from June 14, 2000 Form 8-K, Exhibit 2.2)

2.3 Definitive Purchase Agreement and Plan of Reorganization dated September 12, 1995 (incorporated by reference from September 12, 1995 Form 8-K, Exhibit 7(b)(i))
4.1
          Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada on December 7, 1995 (incorporated by reference from December 20, 1995 Form 8-K, Exhibit 3.1)

4.2 Certificate of Determination re: Series A Preferred Stock (incorporated by reference from December 27, 1996 Form 10-KSB, Exhibit 3.3)
4.3
          Certificate of Amendment of Articles of Incorporation as filed with the Secretary of State of Nevada on August 9, 2000

4.4 Investors' Rights Agreement by and among the Company, CPS, RBA, Insource, HELP, Russell Mohrmann, Suzette Mohrmann, Robert Perez and Barbara Perez dated August 14, 2000

4.5 Forms of Secured Convertible Promissory Notes issued by the Company dated August 14, 2000

10.1      Employment Agreement between CPS and Russell Mohrmann dated August 14,
          2000

10.2 Employment Agreement between the Company and Robert Perez dated August 14, 2000

99.1 Press Release dated May 31, 2000 (incorporated by reference from June 14, 2000 Form 8-K)

99.2      Press Release dated August 28, 2000